UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21727

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                       Date of fiscal year end: OCTOBER 31

                    Date of reporting period: APRIL 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


(FIRST TRUST LOGO)                                                  (FIDAC LOGO)

                                FIRST TRUST/FIDAC
                              MORTGAGE INCOME FUND

                                    (GRAPHIC)

                                   SEMI-ANNUAL
                                     REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2009

TABLE OF CONTENTS

                  FIRST TRUST/FIDAC MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2009

Shareholder Letter ........................................................    1
At a Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    6
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statements of Changes in Net Assets .......................................   11
Statement of Cash Flows ...................................................   12
Financial Highlights ......................................................   13
Notes to Financial Statements .............................................   14
Additional Information ....................................................   19

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Fixed Income Discount Advisory Company ("FIDAC" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/FIDAC Mortgage Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or FIDAC and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by the personnel of FIDAC are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

SHAREHOLDER LETTER

                  FIRST TRUST/FIDAC MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2009

Dear Shareholders:

2008 brought all sorts of challenges to investors. Throughout the year, the financial sector was plagued with failures in banking, insurance and brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's (the "Dow") total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008. For the first four months of 2009, however, the market has shown positive signs. In fact, many economists believe the recession that began in December, 2007 ended in March, 2009.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust/FIDAC Mortgage Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust/FIDAC Mortgage Income Fund

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
AT A GLANCE
AS OF APRIL 30, 2009 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                 FMY
Common Share Price                                            $     15.93
Common Share Net Asset Value ("NAV")                          $     16.81
Premium (Discount) to NAV                                           -5.23%
Net Assets Applicable to Common Shares                        $68,079,586
Current Monthly Distribution per Common Share (1)             $     0.110
Current Annualized Distribution per Common Share              $     1.320
Current Distribution Rate on Closing Common Share Price (2)         8.29%
Current Distribution Rate on NAV (2)                                7.85%

                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

                       MKT         NAV
                      -----       -----
      04/30/08        17.38       18.88
      05/02/08        17.18       18.83
      05/09/08        17.42       18.81
      05/16/08        17.43       18.89
      05/23/08        17.25       19.01
      05/30/08        17.67       19.10
      06/06/08        17.27       19.11
      06/13/08        17.13       18.99
      06/20/08        16.97       19.04
      06/27/08        17.10       19.13
      07/03/08        16.87       19.09
      07/11/08        16.87       19.07
      07/18/08        16.69       19.09
      07/25/08        16.89       19.03
      08/01/08        16.90       19.25
      08/08/08        17.04       19.15
      08/15/08        16.95       19.23
      08/22/08        16.90       19.07
      08/29/08        17.05       18.94
      09/05/08        16.88       18.87
      09/12/08        16.34       18.22
      09/19/08        16.98       18.16
      09/26/08        16.15       18.10
      10/03/08        16.18       18.08
      10/10/08        13.59       18.08
      10/17/08        15.57       18.05
      10/24/08        15.40       18.09
      10/31/08        15.71       18.04
      11/07/08        15.74       17.90
      11/14/08        16.25       17.84
      11/21/08        14.84       17.96
      11/28/08        15.65       16.96
      12/05/08        16.30       16.36
      12/12/08        15.21       16.20
      12/19/08        16.22       16.17
      12/26/08        16.24       16.35
      01/02/09        16.42       16.22
      01/09/09        16.46       16.23
      01/16/09        16.39       16.25
      01/23/09        16.25       16.31
      01/30/09        16.27       16.63
      02/06/09        16.09       16.46
      02/13/09        16.01       16.44
      02/20/09        15.48       16.53
      02/27/09        15.44       16.52
      03/06/09        15.19       16.13
      03/13/09        15.54       16.21
      03/20/09        15.75       16.12
      03/27/09        15.80       16.28
      04/03/09        15.71       16.28
      04/09/09        15.83       16.39
      04/17/09        15.89       16.52
      04/24/09        15.89       16.68
      04/30/09        15.93       16.81

PORTFOLIO CHARACTERISTICS

Duration                -4.72
Average Credit Rating     AAA
Weighted Average Life    4.57

PERFORMANCE

                                                                            Average Annual
                                                                             Total Return
                                        6 Months Ended   1 Year Ended   Inception (5/25/2005)
                                           4/30/2009       4/30/2009         to 4/30/2009
                                        --------------   ------------   ---------------------
Fund Performance
NAV (3)                                     -2.58%          -3.45%              3.32%
Market Value (4)                             6.02%          -0.61%              0.73%
Index Performance
Barclays Capital MBS Fixed Rate Index        8.59%           8.46%              6.16%

                                                     % OF TOTAL
ASSET CLASSIFICATION                                INVESTMENTS
--------------------                                -----------
U.S. Government Agency and Non-Agency
   Collateralized Mortgage Obligations                  50.3%
U.S. Government Agency Mortgage-Backed Securities       49.7
                                                       -----
Total                                                  100.0%
                                                       =====

                              % OF TOTAL
SECURITY TYPE                INVESTMENTS
-------------                -----------
Fixed Rate Securities            71.1%
Adjustable Rate Securities       19.4
Interest Only Securities          9.5
                                -----
Total                           100.0%
                                =====

(1) Most recent distribution paid or declared through 4/30/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2009. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Fixed Income Discount Advisory Company ("FIDAC") is the sub-advisor to First Trust/FIDAC Mortgage Income Fund (the "Fund"). FIDAC is the wholly-owned registered investment advisor of Annaly Capital Management Inc. ("Annaly"), a publicly-traded real estate investment trust that trades under the New York Stock Exchange ("NYSE") symbol of NLY. The Fund trades under the ticker symbol FMY on the NYSE. Formed in 1994, FIDAC has become one of the leading fixed-income management companies in the world specializing in mortgage-backed securities and interest rate sensitive strategies.

FIDAC manages numerous investment vehicles that are marketed globally through distributor relationships. Overall, the principal business objective is to generate net income for distribution to investors from the spread between interest income on mortgage-backed securities and the costs of borrowing to finance their acquisition. The portfolio management team described below manages the Fund's portfolio.

                            PORTFOLIO MANAGEMENT TEAM

WELLINGTON J. DENAHAN-NORRIS
VICE CHAIRMAN, CHIEF INVESTMENT OFFICER AND CHIEF OPERATING OFFICER

Ms. Denahan-Norris was a founder of FIDAC and has served as its Chief Operating Officer since January 2006. Ms. Denahan-Norris has served as FIDAC's Senior Vice President since March 1995, Treasurer since July 1994 and Chief Investment Officer since February 1997. From July 1994 through March 1995 she was a Vice President of FIDAC. Prior to joining FIDAC, from March 1992 to July 1994, Ms. Denahan-Norris had been Vice President responsible for asset selection and financing at Citadel Funding Corporation. Prior to joining Citadel, she had been a trader on the mortgage-backed securities desk at Schroder Wertheim and Co. Inc. She attended the New York Institute of Finance for intense mortgage-backed securities studies.

JAMES P. FORTESCUE
MANAGING DIRECTOR, HEAD OF LIABILITIES

Mr. Fortescue started with FIDAC in June of 1995 where he was in charge of finding financing on mortgage-backed and corporate bonds for regional dealers, as well as maintaining a pricing service for a major broker dealer. Mr. Fortescue has been in charge of liability management for Annaly since its inception, and continues to oversee all financing activities for FIDAC. Mr. Fortescue has a Bachelor's Degree in Finance from Siena College.

KRISTOPHER KONRAD
MANAGING DIRECTOR, CO-HEAD OF PORTFOLIO MANAGEMENT

Mr. Konrad is a Portfolio Manager for Annaly and FIDAC and has served in this capacity since December of 2000. He has been with FIDAC since 1997. Mr. Konrad has a Bachelor's Degree in Business from Ithaca College and attended the New York Institute of Finance for intense mortgage-backed securities studies.

ERIC SZABO, CFA, PRM
EXECUTIVE VICE PRESIDENT, INVESTMENT STRATEGIST

Mr. Szabo is an Executive Vice President and Investment Strategist for Annaly and FIDAC. Prior to joining the companies in April 2004, he worked for TimesSquare Capital Management as a Mortgage Analyst and Trader. Mr. Szabo has a Bachelor's Degree from The College of New Jersey and a Master's Degree in Finance from Boston College. Mr. Szabo is a certified Professional Risk Manager as designated by PRMIA, the Professional Risk Managers' International Association, and a CFA charterholder.

ROSE-MARIE LYGHT
MANAGING DIRECTOR, CO-HEAD OF PORTFOLIO MANAGEMENT

Mrs. Lyght is an Executive Vice President and Co-Head of Portfolio Management of Annaly and FIDAC. She joined both companies in April 1999. Since that time she has been involved in the asset selection and financing for FIDAC funds and high net worth separate accounts. She has been a Portfolio Manager on FIDAC's offshore funds since December 2000. Mrs. Lyght has a Bachelor's of Science Degree in Finance and a Master's Degree in Business Administration from Villanova University.

MOHIT MARRIA
SENIOR VICE PRESIDENT

Mr. Marria is a Senior Vice President and Portfolio Manager for Annaly and FIDAC. Prior to joining the companies in August 2005, Mr. Marria has worked at both AIG and MetLife, trading mortgage-backed securities for their General Account portfolios. Mr. Marria has a Bachelor's Degree and a Master's Degree in Business Administration from Rutgers University.

NANCY MURTHA
SENIOR VICE PRESIDENT

Ms. Murtha is a Senior Vice President and Portfolio Manager for Annaly and FIDAC. She started with both companies in October of 2002. From 2000 to 2002, she was a Senior Accountant at Deloitte & Touche LLP where she worked within the Banking and Securities Group. Ms. Murtha has a Bachelor's Degree in Accounting and Management Information Systems from Manhattan College.

                                   COMMENTARY

FIRST TRUST/FIDAC MORTGAGE INCOME FUND

The First Trust/FIDAC Mortgage Income Fund commenced trading on May 25, 2005. The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of capital preservation. The Fund pursues its objectives by investing primarily in mortgage-backed securities representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of FIDAC, offer an attractive combination of credit quality, yield and maturity. The Fund purchases securities issued by government agencies or by private originators or issuers, generally in the form of pass-through certificates, collateralized mortgage obligations, residential mortgage-backed securities or commercial mortgage-backed securities. The Fund may use leverage to an aggregate amount of up to 33 1/3% of the Fund's Managed Assets(1), primarily through the use of reverse repurchase agreements.

MARKET RECAP

The economic rout intensified in the latter half of 2008 and the beginning of 2009, as bad data on housing, jobs and consumption slowed the U.S. economy to a crawl. The Federal Reserve (the "Fed") and Treasury Department (the "Treasury") continued to fight back on multiple fronts. Notably, the Treasury introduced the Public-Private Investment Program ("PPIP"), designed to address "legacy assets" on bank balance sheets, including both loans and securities. Further, the Federal Open Market Committee outlined new tools, including an expansion of the Term Asset-Backed Securities Loan Facility ("TALF") and a commitment to purchase $1.25 trillion of Agency Mortgage-Backed Securities ("Agency MBS"), and issue $200 billion of Agency debt and $300 billion in longer-term Treasury securities "to help improve conditions in private credit markets." The PPIP, the expansion of the Fed's balance sheet and the new and improved TALF should have a positive effect on markets, although the ultimate extent of that effect is unknown. Thus far the Fed has purchased over $400 billion of Agency MBS which has had a substantial impact on primary mortgage rates and the secondary market for these securities. Since the Fed first announced the program on November 25, 2008, the Freddie Mac 30-year mortgage commitment rate has fallen from 6% to below 5%, and the yield on the current coupon has fallen from over 5% to under 4%.

The announcement of more government programs also had a positive effect on the equity markets later in the quarter ended April 30, 2009. The Dow Jones Industrial Average, while down about 12.5% during the first quarter of 2009, was up almost 8% during March of 2009. The market has continued to respond positively, choosing to focus on "green shoots", meaning any sign of improvement in the steep decline of economic activity in the United States. In an environment like this, less bad is the new good. This is what passes for "good":
The Case-Shiller 20-city home price index fell 2.17% in February after a 2.80% drop in January, and year-over-year the index fell 18.6% versus the 19% decline in the prior month. It's not worse, but it's still bad. Existing single-family home sales dropped another 2.8% in March to an annualized 4.10 million homes, which means that sales are now in a relatively tight range of 4.05 to 4.25 million over the last five months. Economists have suggested that this may mean a bottom is being established. Nevertheless, the unemployment rate continues its upward trajectory, hitting 8.9% in the most recent reading. Although investors cheered that initial jobless claims may have stopped their rise and settled into a range, this new range is at peak levels not seen since 1982. Clearly, a longer-term view of the economic data shows little to cheer about. We believe our economy and our national balance sheet have been bulked up by the steroids of credit and we are now witnessing what happens when we stop taking our steroids. In our opinion, the recovery of the economy will be a painful process, despite some of the positive indicators we are seeing.

----------
(1) The Fund's Managed Assets are the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus accrued liabilities other than the principal amount of borrowings.

FUND PERFORMANCE

For the six-month period ended April 30, 2009, the Fund had a total net asset value ("NAV") return of -2.58% and a market value return of 6.02%, while the Fund's benchmark, the Barclays Capital MBS Fixed Rate Index, had a return of 8.59%. As of April 30, 2009, the Fund traded at $15.93, a 5.23% discount to its NAV.

For the six-month period ended April 30, 2009, the Fund paid $0.71 in dividends and the Fund's NAV declined 6.77% to $16.81 from $18.03. The Fund's underperformance relative to its benchmark for the period was primarily a result of the declining values on the interest-only portion of the portfolio. The prices and income earnings potential on these securities have come under extreme pressure as mortgage rates have fallen, causing a re-pricing of prepayment expectations within the mortgage market. Nevertheless, despite negative mark-to-market, the Fund's income remained strong and outperformed its benchmark on an income basis. Lower financing costs and higher yielding Non-Agency Residential MBS helped the Fund return more income than would have been expected from a non-levered portfolio holding only Agency fixed-rate mortgage-backed securities, such as is represented by the Fund's benchmark.

MARKET AND FUND OUTLOOK

With the government intervention into the Agency mortgage market driving mortgage rates to all-time lows, the prices and income potential of interest-only securities has been adversely impacted. Thus, in order to help maintain the Fund's income level, FIDAC has been actively trading some of the Fund's prepayment risk for credit risk. The Fund does have the ability to buy securities rated A or above and loss adjusted yields in this arena can be at double-digit levels, even at the AAA rating level. FIDAC also feels these assets could continue to benefit from the government programs such as PPIP and TALF as spreads may tighten as more buyers come to the market.

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
APRIL 30, 2009 (UNAUDITED)

  PRINCIPAL                                                                   STATED
    VALUE                          DESCRIPTION                      COUPON   MATURITY       VALUE
-------------   -------------------------------------------------   ------   --------   ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 65.3%
                Federal National Mortgage Association (FNMA)
$   6,824,661      Pool 256182 ..................................    6.00%   03/01/36   $  7,084,851
    9,457,682      Pool 256328 (b) ..............................    6.50%   07/01/36      9,985,514
    6,811,905      Pool 831145 (b) ..............................    6.00%   12/01/35      7,141,453
    6,763,084      Pool 843971 (b) ..............................    6.00%   11/01/35      7,090,270
    5,083,709      Pool 872303 ..................................    6.00%   05/01/36      5,324,884
    7,560,607      Pool 880203 ..................................    6.00%   02/01/36      7,873,310
                                                                                        ------------
                TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
                   (Cost $42,502,543) ...............................................     44,500,282
                                                                                        ------------
U.S. GOVERNMENT AGENCY AND NON-AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS - 66.1%
                Banc of America Funding Corp.
    1,339,801      Series 2005-F, Class 4A1 (c) .................    5.31%   09/20/35        859,521
                Banc of America Mortgage Securities
      118,393      Series 2002-L, Class 1A1 (c) .................    5.26%   12/25/32         82,354
      322,819      Series 2004-K, Class 4A1 (c) .................    5.17%   12/25/34        232,452
    4,040,373      Series 2007-3, Class 2A3 .....................    7.00%   09/25/37      2,432,555
                Chase Mortgage Finance Corp.
    2,966,821      Series 2007-A3, Class 3A1 (c) ................    5.97%   12/25/37      1,731,970
                Countrywide Alternative Loan Trust
    1,099,132      Series 2004-1T1, Class A1 ....................    5.00%   02/25/34        945,357
                Countrywide Home Loans
      243,228      Series 2005-20, Class A7 .....................    5.25%   10/25/35        169,707
                Countrywide Home Loans
    2,990,852      Series 2005-J4, Class A4 .....................    5.50%   11/25/35      2,326,537
                Federal Home Loan Mortgage Corp.
    5,529,670      Series 2676, Class IK, IO ....................    5.00%   02/15/20        267,850
      252,134      Series 2716, Class CI, IO ....................    5.00%   05/15/19          6,781
    2,881,507      Series 2737, Class IG, IO ....................    5.00%   08/15/27        120,400
   11,423,492      Series 2807, Class SB, IO (d) ................    7.00%   11/15/33      1,201,983
       71,384      Series 2836, Class PI, IO ....................    5.00%   09/15/22             30
    3,722,751      Series 2852, Class VI, IO ....................    5.00%   06/15/24         73,791
    4,739,600      Series 2870, Class JI, IO ....................    5.00%   10/15/27        229,494
      792,000      Series 2888, Class OI, IO ....................    5.00%   01/15/27         48,144
    1,774,808      Series 2921, Class IQ, IO ....................    5.00%   01/15/29        137,443
    1,179,009      Series 2938, Class PI, IO ....................    5.00%   11/15/28         74,324
      847,494      Series 2943, Class JI, IO ....................    5.00%   01/15/24         11,338
      785,660      Series 2961, Class IP, IO ....................    5.50%   07/15/28         22,988
    4,363,688      Series 2964, Class IA, IO ....................    5.50%   02/15/26         74,981
    2,479,878      Series 3000, Class SU ........................   21.58%   04/15/35      2,547,090
    1,215,106      Series 3069, Class LI, IO ....................    5.50%   08/15/32        102,358
      930,765      Series 3107, Class ST ........................   42.41%   02/15/31        988,625
      427,980      Series 3171, Class CS (d) ....................   36.59%   06/15/36        462,627
    1,012,581      Series 3195, Class SX (d) ....................   43.22%   07/15/36      1,276,147
                Federal Home Loan Mortgage Corp., STRIP
   23,876,382      Series 227, Class IO, IO .....................    5.00%   12/01/34      3,118,197
    8,948,954      Series 232, Class IO, IO .....................    5.00%   08/01/35      1,083,967

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) -- (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

  PRINCIPAL                                                                   STATED
    VALUE                          DESCRIPTION                      COUPON   MATURITY       VALUE
-------------   -------------------------------------------------   ------   --------   ------------
U.S. GOVERNMENT AGENCY AND NON-AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS -- (CONTINUED)
                Federal National Mortgage Association
$   3,501,492      Series 2005-122, Class SN (d) ................   26.85%   01/25/36   $  3,776,310
    1,161,244      Series 2005-39, Class BI, IO .................    5.00%   06/25/28         52,765
    1,588,664      Series 2005-91, Class SH (d) .................   22.23%   05/25/33      1,684,073
                Federal National Mortgage Association, STRIP
    9,099,429      Series 360, Class 2, IO ......................    5.00%   08/01/35      1,108,506
                First Horizon Mortgage Trust
    3,009,000      Series 2005-8, Class 1A5 .....................    5.75%   02/25/36      2,454,216
                GSR Mortgage Loan Trust
    5,581,124      Series 2007-1F, Class 3A10, IO ...............    6.00%   01/25/37        712,384
                Harborview Mortgage Loan Trust
      417,036      Series 2004-1, Class 2A ......................    4.63%   04/19/34        316,942
                Merrill Lynch Mortgage Investors Trust
    2,305,024      Series 2005-A7, Class 2A1 ....................    5.38%   09/25/35      1,420,227
                Residential Accredit Loans, Inc.
      218,730      Series 2002-QS18, Class A1 ...................    5.50%   12/25/17        203,858
                Sequoia Mortgage Trust
    4,664,183      Series 2007-1, Class 2A1 (c) .................    5.80%   02/20/47      2,839,867
                Washington Mutual Msc Mortgage Pass-Through
    1,548,877      Series 2004-RA1, Class 2A ....................    7.00%   03/25/34      1,225,445
                Wells Fargo Mortgage Backed Securities Trust
    1,057,029      Series 2005-AR16, Class 1A1 ..................    4.19%   10/25/35        825,302
    5,698,735      Series 2006-9, Class 1A32 ....................    6.00%   08/25/36      3,587,843
    1,148,435      Series 2006-AR10, Class 5A2 (c) ..............    5.59%   07/25/36        911,702
    3,720,991      Series 2007-8, Class 2A7 .....................    6.00%   07/25/37      3,241,589
                                                                                        ------------
                TOTAL U.S. GOVERNMENT AGENCY AND NON-AGENCY COLLATERALIZED MORTGAGE
                   OBLIGATIONS (Cost $50,835,078) ...................................     44,990,040
                                                                                        ------------
ASSET-BACKED SECURITIES -- 0.0%
                Countrywide Asset-Backed Certificates
        1,304      Series 2006-12, Class 2A1 (c) ................    0.51%   12/25/36          1,290
                                                                                        ------------
                TOTAL ASSET-BACKED SECURITIES
                   (Cost $1,301) ....................................................          1,290
                                                                                        ------------
PREFERRED SECURITIES -- 0.1%
       20,000   Fannie Mae, 8.25% (e) ...............................................         16,600
       40,000   Freddie Mac, Series Z, 8.38% (e) ....................................         20,400
                                                                                        ------------
                TOTAL PREFERRED SECURITIES
                   (Cost $1,500,000) ................................................         37,000
                                                                                        ------------
                TOTAL INVESTMENTS -- 131.5%
                   (Cost $94,838,922) (f) ...........................................     89,528,612
                                                                                        ------------

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) -- (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

  PRINCIPAL
    VALUE                                    DESCRIPTION                                    VALUE
-------------   ---------------------------------------------------------------------   ------------
REVERSE REPURCHASE AGREEMENT -- (29.2)%
$ (19,859,000)  With UBS Securities 0.30% dated 4/30/09, to be repurchased at
                   $19,859,165 on 5/01/09 ...........................................   $(19,859,000)
                NET OTHER ASSETS AND LIABILITIES -- (2.3)% ..........................     (1,590,026)
                                                                                        ------------
                NET ASSETS -- 100.0% ................................................   $ 68,079,586
                                                                                        ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security or a portion of this security is segregated as collateral for the reverse repurchase agreement.

(c) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2009.

(d) Inverse floating rate instrument. The interest rate shown reflects the rate in effect at April 30, 2009.

(e) The U.S. Government took control over this company in September 2008, and it has since suspended its dividend.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,766,529 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,076,839.

IO Interest Only - represents the interest only portion of a mortgage-backed security, which allows the holder to receive interest only payments on the amount of notional principal outstanding.

STRIP Separate Trading of Registered Interest and Principal of Securities -
      Stripped Mortgage-Backed Securities are created by separating the interest payments from the principal payments of underlying mortgage securities to create new interest only (IO) and principal only (PO) zero coupon securities.

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2009 is as follows: (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

VALUATION INPUTS                                          INVESTMENTS   OTHER FINANCIAL INSTRUMENTS *
-------------------------------------------------------   -----------   -----------------------------
Level 1 -- Quoted Prices                                  $    37,000            $(19,859,000)
Level 2 -- Other Significant Observable Inputs             89,491,612                      --
Level 3 -- Significant Unobservable Inputs                         --                      --
                                                          -----------            ------------
TOTAL                                                     $89,528,612            $(19,859,000)
                                                          ===========            ============

* The other financial instrument is a reverse repurchase agreement referenced in the Portfolio of Investments.

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2009 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $94,838,922) ..............................................................................   $ 89,528,612
Cash ...............................................................................................        286,810
Prepaid expenses ...................................................................................         26,550
Interest receivable ................................................................................        839,306
Dividends receivable ...............................................................................             15
                                                                                                       ------------
   Total Assets ....................................................................................     90,681,293
                                                                                                       ------------
LIABILITIES:
Reverse repurchase agreements ......................................................................     19,859,000
Payables:
   Investment securities purchased .................................................................      2,453,777
   Interest on reverse repurchase agreements .......................................................        153,037
   Investment advisory fees ........................................................................         68,519
   Audit and tax fees ..............................................................................         31,315
   Legal fees ......................................................................................         11,430
   Administrative fees .............................................................................          8,333
   Printing fees ...................................................................................          7,621
   Trustees' fees and expenses .....................................................................          3,541
   Transfer agent fees .............................................................................          2,778
   Custodian fees ..................................................................................          1,574
Accrued expenses ...................................................................................            782
                                                                                                       ------------
   Total Liabilities ...............................................................................     22,601,707
                                                                                                       ------------
NET ASSETS .........................................................................................   $ 68,079,586
                                                                                                       ============
NET ASSETS CONSIST OF:
Paid-in capital ....................................................................................   $ 77,028,486
Par value ..........................................................................................         40,490
Accumulated net realized gain (loss) on investments ................................................     (5,852,613)
Accumulated net investment income (loss) ...........................................................      2,173,533
Net unrealized appreciation (depreciation) on investments ..........................................     (5,310,310)
                                                                                                       ------------
NET ASSETS .........................................................................................   $ 68,079,586
                                                                                                       ============
NET ASSET VALUE, per Common Share outstanding (par value $0.01 per Common Share) ...................   $      16.81
                                                                                                       ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ........      4,048,993
                                                                                                       ============

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (UNAUDITED)

INVESTMENT INCOME:
Interest ...............................................................   $ 4,099,233
Dividends ..............................................................           866
                                                                           -----------
   Total investment income .............................................     4,100,099
                                                                           -----------
EXPENSES:
Investment advisory fees ...............................................       422,394
Excise tax expense .....................................................       105,778
Administrative fees ....................................................        49,999
Interest expense on reverse repurchase agreements ......................        28,923
Legal fees .............................................................        26,978
Audit and tax fees .....................................................        25,127
Trustees' fees and expenses ............................................        20,120
Printing fees ..........................................................        16,445
Transfer agent fees ....................................................        13,327
Custodian fees .........................................................         5,094
Other ..................................................................        18,007
                                                                           -----------
   Total expenses ......................................................       732,192
                                                                           -----------
NET INVESTMENT INCOME ..................................................     3,367,907
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments ................................    (2,036,292)
Net change in unrealized appreciation (depreciation) on investments ....    (3,395,199)
                                                                           -----------
Net realized and unrealized gain (loss) on investments .................    (5,431,491)
                                                                           -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........   $(2,063,584)
                                                                           ===========

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS
                                                                                    ENDED          YEAR
                                                                                  4/30/2009       ENDED
                                                                                 (UNAUDITED)    10/31/2008
                                                                                ------------   -----------
OPERATIONS:
Net investment income (loss) ................................................   $  3,367,907   $ 6,006,542
Net realized gain (loss) ....................................................     (2,036,292)           --
Net change in unrealized appreciation (depreciation) ........................     (3,395,199)   (4,027,883)
                                                                                ------------   -----------
Net increase (decrease) in net assets resulting from operations .............     (2,063,584)    1,978,659
                                                                                ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .......................................................     (2,873,358)   (4,510,438)
                                                                                ------------   -----------
Total distributions to shareholders .........................................     (2,873,358)   (4,510,438)
                                                                                ------------   -----------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested ......................................         60,901            --
                                                                                ------------   -----------
Total capital transactions ..................................................         60,901            --
                                                                                ------------   -----------
Net increase (decrease) in net assets .......................................     (4,876,041)   (2,531,779)
NET ASSETS:
Beginning of period .........................................................     72,955,627    75,487,406
                                                                                ------------   -----------
End of period ...............................................................   $ 68,079,586   $72,955,627
                                                                                ============   ===========
Accumulated net investment income (loss) at end of period ...................   $  2,173,533   $ 1,678,984
                                                                                ============   ===========
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period ........................................      4,045,236     4,045,236
Common Shares issued as reinvestment under the Dividend Reinvestment Plan ...          3,757            --
                                                                                ------------   -----------
Common Shares at end of period ..............................................      4,048,993     4,045,236
                                                                                ============   ===========

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ........   $    (2,063,584)
Adjustments to reconcile net increase (decrease) in assets resulting from operations to net cash provided by operating activities:
   Purchases of investments ............................................       (26,583,914)
   Sales and paydowns of investments ...................................        21,576,769
   Net amortization/accretion of premium/discount of investments .......         2,079,038
   Realized gain/loss on investments ...................................         2,036,292
   Net change in unrealized appreciation/depreciation on investments ...         3,395,199
CHANGES IN ASSETS AND LIABILITIES:
   Increase in interest receivable .....................................            (9,811)
   Decrease in dividends receivable ....................................               164
   Increase in prepaid expenses. .......................................           (18,220)
   Increase in payable for investment securities purchased .............         2,453,777
   Decrease in interest expense on reverse repurchase agreements .......           (68,319)
   Decrease in investment advisory fees payable. .......................           (10,790)
   Decrease in audit and tax fees payable. .............................           (24,123)
   Increase in legal fees payable ......................................             3,702
   Decrease in printing fees payable ...................................            (8,743)
   Decrease in administrative fees payable. ............................                (5)
   Decrease in custodian fees payable ..................................              (476)
   Decrease in transfer agent fees payable .............................            (2,618)
   Increase in Trustees' fees and expenses payable .....................               615
   Decrease in accrued expenses and other liabilities ..................           (12,050)
                                                                           ---------------
CASH PROVIDED BY OPERATING ACTIVITIES ..................................                     $ 2,742,903
CASH FLOWS USED BY FINANCING ACTIVITIES:
   Proceeds from Common Shares reinvested ..............................            60,901
   Distributions to Common Shareholders from net investment income .....        (2,873,358)
   Maturities of reverse repurchase agreements .........................    (2,194,181,000)
   Sales of reverse repurchase agreements ..............................     2,193,325,000
                                                                           ---------------
CASH USED BY FINANCING ACTIVITIES ......................................                      (3,668,457)
                                                                                             -----------
Decrease in cash .......................................................                        (925,554)
Cash at beginning of period ............................................                       1,212,364
                                                                                             -----------
Cash at end of period ..................................................                     $   286,810
                                                                                             ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest ...............................                     $    97,242
                                                                                             ===========

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    SIX MONTHS
                                                      ENDED         YEAR         YEAR         YEAR          PERIOD
                                                    4/30/2009       ENDED        ENDED        ENDED         ENDED
                                                   (UNAUDITED)   10/31/2008   10/31/2007   10/31/2006   10/31/2005(a)
                                                   -----------   ----------   ----------   ----------   -------------
Net asset value, beginning of period ...........   $ 18.03        $ 18.66      $ 18.41      $ 19.02      $ 19.10(b)
                                                   -------        -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................      0.83           1.49         1.04         1.03         0.36
Net realized and unrealized gain (loss) ........     (1.34)         (1.00)        0.23        (0.58)       (0.09)
                                                   -------        -------      -------      -------      -------
Total from investment operations ...............     (0.51)          0.49         1.27         0.45         0.27
                                                   -------        -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..........................     (0.71)         (1.12)       (1.02)       (1.06)       (0.31)
                                                   -------        -------      -------      -------      -------
Total from distributions .......................     (0.71)         (1.12)       (1.02)       (1.06)       (0.31)
                                                   -------        -------      -------      -------      -------
Common Shares offering costs charged to
   paid-in capital .............................        --             --           --           --        (0.04)
                                                   -------        -------      -------      -------      -------
Net asset value, end of period .................   $ 16.81        $ 18.03      $ 18.66      $ 18.41      $ 19.02
                                                   =======        =======      =======      =======      =======
Market value, end of period ....................   $ 15.93        $ 15.71      $ 16.32      $ 16.58      $ 16.40
                                                   =======        =======      =======      =======      =======
TOTAL RETURN BASED ON NET ASSET VALUE (c)(d)  ..     (2.58)%         3.38%        7.80%        3.30%        1.37%
                                                   =======        =======      =======      =======      =======
TOTAL RETURN BASED ON MARKET VALUE (d)(e) ......      6.02%          2.94%        4.69%        7.89%      (16.53)%
                                                   =======        =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........   $68,080        $72,956      $75,487      $74,458      $76,925
Ratio of total expenses to average net assets ..      2.20%(f)       2.69%        3.24%        3.10%        2.48%(f)
Ratio of net expenses to average net assets ....      2.20%(f)       2.69%        3.24%        3.06%        2.28%(f)
Ratio of net expenses to average net assets
   excluding interest expense ..................      2.11%(f)       1.83%        1.71%        1.69%        1.62%(f)
Ratio of net investment income to average
   net assets ..................................     10.12%(f)       7.93%        5.70%        5.55%        4.30%(f)
Portfolio turnover rate ........................        26%            10%          22%          76%          14%

----------
(a) Initial seed date of May 17, 2005. The Fund commenced operations on May 25, 2005.

(b)  Net of sales load of $0.90 per share on initial shares issued.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d)  Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(f)  Annualized.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

                               1. FUND DESCRIPTION

First Trust/FIDAC Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing in mortgage-backed securities that, in the opinion of Fixed Income Discount Advisory Company ("FIDAC" or the "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price on the business day as of which such value is being determined or, if no sales are reported on such day (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. The Fund values mortgage-backed securities ("MBS") and other debt securities not traded in an organized market on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value.

Debt securities having a remaining maturity of less than sixty days when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of November 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of April 30, 2009 is included within the Fund's Portfolio of Investments.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. Management is currently evaluating the impact the implementation of FSP 157-4 will have on the Fund's financial statement disclosures, if any.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets that have contractual cash flows (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

C. REVERSE REPURCHASE AGREEMENTS:

The Fund utilizes leverage through the use of reverse repurchase agreements. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund pledges its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and will correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Information for the six months ended April 30, 2009:

Maximum amount outstanding on any day during the period ..........   $24,719,000
Average amount outstanding during the period* ....................   $18,111,271
Average monthly shares outstanding during the period .............     4,047,415
Average debt per share outstanding during the period .............   $      4.47

* The average amount outstanding during the year was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended April 30, 2009.

During the six months ended April 30, 2009, interest rates ranged from 0.10% to 0.70%, with a weighted average interest rate of 0.32%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $28,923.

D. INVERSE FLOATING-RATE INSTRUMENTS:

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio. These investments are identified on the Portfolio of Investments.

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

E. STRIPPED MORTGAGE-BACKED SECURITIES:

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only or IO security, and all of the principal is distributed to holders of another type of security known as a principal-only or PO security. These investments are identified on the Portfolio of Investments.

F. INTEREST ONLY SECURITIES:

An interest only security is the interest only portion of an MBS that receives some or all of the interest portion of the underlying MBS and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO security. IOs are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO security will rise. These investments are identified on the Portfolio of Investments.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows:

                                                                         2008
                                                                     -----------
Distributions paid from:
Ordinary Income ..................................................   $ 4,510,438

As of October 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income ....................................   $ 2,850,709
Net Unrealized Appreciation (Depreciation) .......................   $(3,086,836)

H. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

In June 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Fund's current fiscal year. As of April 30, 2009, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

As of October 31, 2008, the Fund had a capital loss carryforward for federal income tax purposes of $3,816,321 expiring on October 31, 2014. During the fiscal year ended October 31, 2008, the Fund utilized $124,631 of its capital loss carryforward.

I. EXPENSES:

The Fund pays all expenses directly related to its operations.

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

J. ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus accrued liabilities other than the principal amount of borrowings).

FIDAC serves as the Fund's Sub-Advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed PNC Trust Company effective June 7, 2010, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009 before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2009 aggregated $159,528 and $26,424,386, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2009 aggregated $5,324,917 and $16,606,488, respectively.

                                5. COMMON SHARES

As of April 30, 2009, 4,048,993 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized pursuant to the Fund's Dividend Reinvestment Plan.

                             6. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

In 2008, and continuing into 2009, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The potential impact of the financial crisis on securities markets may prove to be significant and long-lasting and may have a substantial impact on the value of the Fund.

SUBORDINATED DEBT RISK: The Fund may invest a portion of its Managed Assets in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the Fund is forced to invest prepayments it receives in lower yielding securities.

Moreover, the Fund may also acquire MBS that are less affected by prepayments. While the Fund will seek to minimize prepayment risk to the extent practical, the Fund must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

INTEREST RATE RISK: The Fund may also invest in MBS which are interest-only ("IO") securities and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

LEVERAGE RISK: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund leverages its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

On April 20, 2009, the Fund declared a dividend of $0.110 per share to Common Shareholders of record May 5, 2009, payable May 15, 2009.

On May 20, 2009, the Fund declared a dividend of $0.110 per share to Common Shareholders of record June 3, 2009, payable June 15, 2009.

ADDITIONAL INFORMATION

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710 in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund, was held on April 16, 2009. At the Annual Meeting, Independent Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust/FIDAC Mortgage Income Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of both Dr. Erickson and Mr. Kadlec was 3,526,422, the number of votes against was 44,491 and the number of abstentions was 478,080. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

                INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL AND CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust/FIDAC Mortgage Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Fixed Income Discount Advisory Company (the "Sub-Advisor"), at a meeting held on March 1-2, 2009. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2008. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to other clients with investment objectives and policies similar to the Fund's. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not provide advisory services to any other clients with investment objectives and policies similar to the Fund's. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; (iv) many of the peer funds are larger than the Fund; and (v) many of the peer funds have an inception date prior to the Fund's inception date and their fee and expense structures may not reflect newer pricing practices in the market. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that, similar to almost all other funds, the Fund's performance was impacted by the severe market downturn in 2008. The Board noted that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board considered an analysis prepared by the Advisor on the continued benefits provided by the Fund's use of reverse repurchase agreements for leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, and taking into account the historic market events of 2008, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered the Sub-Advisor's representation that its business is scalable and that it believes the sub-advisory fee is appropriate. The Board noted that the Sub-Advisor did not provide data as to the profitability of the Sub-Advisory Agreement; however, the Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board concluded that its consideration of the Advisor's profitability was more relevant. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Fixed Income Discount Advisory Company
1211 Avenue of the Americas, Suite 2902
New York, NY 10036

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

    (a)(1) Not applicable.

   (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under  the  1940 Act and
           Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b)    Certifications  pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST/FIDAC MORTGAGE INCOME FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     6/18/09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     6/18/09
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller,
                           Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date     6/18/09
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.